UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  April 20, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On April 20, 2020, the Company issued a press release announcing the Court’s issuance of the Order (as such terms are defined below), a copy of which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The Summary Notice, which forms a part of the Stipulation and Agreement of Settlement, is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, neither Exhibit 99.1 nor Exhibit 99.2 shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 8.01	OTHER EVENTS

Settlement of Derivative Litigation

As previously announced, on February 24, 2020, DPW Holdings, Inc., a Delaware corporation (the “Company”), entered into a definitive settlement agreement (the “Settlement Agreement”) that is intended to settle the previously disclosed derivative litigation captioned Ethan Young and Greg Young, Derivatively on Behalf of Nominal Defendant, DPW Holdings, Inc. v. Milton C. Ault, III, Amos Kohn, William B. Horne, Jeff Bentz, Mordechai Rosenberg, Robert O. Smith, and Kristine Ault and DPW Holdings, Inc., as the nominal defendant (Case No. 18-cv-6587) (as amended on March 11, 2019, the “Amended Complaint”) against the Company and certain of its officers and directors pending in the United States District Court for the Central District of California (the “Court”). As previously disclosed, the Amended Complaint alleges violations including breaches of fiduciary duties and unjust enrichment claims based on the previously pled transactions. The derivative litigation is more fully described in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019.

Order Approving a Motion for Preliminary Approval of Settlement in the Derivative Action

On April 15, 2020, the Court issued an Order (the “Order”) approving a Motion for Preliminary Approval of Settlement in the Derivative Action filed against DPW as a Nominal Defendant and its directors who served on its board of directors on July 31, 2018.

Under the terms of the Order approving the Agreement, the Company’s Board of Directors (the “Board”) shall adopt and/or maintain resolutions and amendments to committee charters and/or the Company’s bylaws to ensure adherence to certain corporate governance policies (collectively, the “Reforms”), which shall remain in effect for no less than five (5) years, subject to any of the following: (a) a determination by a majority of the independent directors that the Reform is no longer in the best interest of the Company, including, but not limited to, due to circumstances making the Reforms no longer applicable, feasible, or available on commercially reasonable terms, or (b) modifications which the Company reasonably believes are required by applicable law or regulation.

In connection with the Settlement Agreement, the parties have agreed upon a payment of attorneys’ fees in the amount of $600,000.00 payable by the Company’s Director & Officer liability insurance.

The Settlement Agreement contains no admission of wrongdoing. The Company has always maintained and continues to believe that it did not engage in any wrongdoing or otherwise commit any violation of federal or state securities laws or other laws.

While the Settlement Agreement has been approved by the Court, there can be no assurance that the settlement will be finalized and approved by the Court or properly objected to by any shareholders and, even if approved, whether the conditions to closing will be satisfied, and the actual outcome of this matter may differ materially from the terms of the settlement described herein.

The Stipulation and Agreement of Settlement, including its Exhibit A, which comprises the specific Reforms, can be found on the Company’s website under the Investor Relations tab here: https://ir.dpwholdings.com/static-files/67cdcc90-d755-455d-bab0-362eca400b5e.

The Notice can be found on the Company’s website under the Investor Relations tab here: https://ir.dpwholdings.com/static-files/2373e8c1-b050-46fa-9194-42bdafde64d5.

Where You Can Find Additional Information

Investors and security holders will be able to obtain documents filed with the Securities and Exchange Commission free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release issued on April 20, 2020.

99.2	Summary Notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: April 20, 2020	/s/ Henry Nisser Henry Nisser Executive Vice President and General Counsel